UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2017

Jack Cooper Holdings Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-210698	26-4822446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Walnut Street, Suite 2400 Kansas City, Missouri	64106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (816) 983-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.          Other Events.

On June 29, 2017, Jack Cooper Enterprises, Inc. (“JCEI”) and Jack Cooper Holdings Corp. (“JCHC” and, together with JCEI, the “Company”) announced today an extension of the previously announced amended cash tender offer (the “Amended JCEI Offer”) to purchase any and all of the JCEI 10.50%/11.25% Senior PIK Toggle Notes due 2019 (the “JCEI Notes”) and amended exchange offer (the “Amended JCHC Offer” and together with the Amended JCEI Offer, the “Amended Offers”) for any and all of the JCHC 9.25% Senior Secured Notes due 2020 (the “JCHC Notes” and together with the JCEI Notes, the “Existing Notes”) for cash and warrants to purchase shares of Class B common stock of JCEI. The Amended Offers are now scheduled to expire at 5:00 p.m., New York City time, on Thursday, June 29, 2017, unless further extended or earlier terminated in accordance with the amended and restated offer to purchase, offering memorandum  and disclosure statement soliciting acceptances of a prepackaged plan of reorganization and the related amended consent and letter of transmittal (as amended, the “Offering Memorandum and Disclosure Statement”).

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8‑K. This Current Report on Form 8‑K is neither an offer to sell nor a solicitation of offers to buy any securities nor a solicitation of consents. The Amended Offers are being made only pursuant to the Offering Memorandum and Disclosure Statement. With respect to the JCHC Notes, the Amended Offers are being made only persons who (i) certify that they are “qualified institutional buyers” (“QIBs”) within the meaning of Rule 144A under the Securities Act, (ii) certify that they are “accredited investors” as defined by Rule 501 of Regulation D under the Securities Act, or (iii) certify that they are not “U.S. person” and are outside of the United States within the meaning of Regulation S under the Securities Act. With respect to the JCEI Notes, all holders of JCEI Notes are authorized to participate in the Amended Offers.

Item 9.01.          Financial Statements and Exhibits.

(d)   Exhibits

99.1    Press release, dated June 29, 2017.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jack Cooper Holdings Corp.

Date: June 29, 2017	By:	/s/ Kyle Haulotte
Kyle Haulotte
Chief Financial Officer